                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  OCTOBER 21, 1996
                                                  ----------------



                              GRUBB & ELLIS COMPANY
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                             1-8122                           94-1424307
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                     (IRS EMPLOYER
OF INCORPORATION)                 FILE NUMBER)               IDENTIFICATION NO.)



ONE MONTGOMERY STREET, TELESIS TOWER, SAN FRANCISCO, CALIFORNIA            94104
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE                (415) 956-1990
                                                  ------------------------------



                                    NO CHANGE
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 5.        OTHER EVENTS.

     On October 21, 1996, Warburg, Pincus Investors, L.P. ("Warburg") and The Prudential Insurance Company of America ("Prudential"), both of which are principal stockholders of Grubb & Ellis Company, a Delaware corporation (the "Company"), entered into an agreement (the "Sale Agreement") pursuant to which Warburg acquired from Prudential all of the outstanding debt, Common Stock warrants, and substantially all of the Preferred Stock held by Prudential in the Company (together, the "Prudential Securities"), for $23 million plus accrued but unpaid interest on the senior debt. The closing occurred on October 22, 1996. Concurrently, Warburg has granted the Company an option, (the "Option") until April 16, 1997, to acquire all of the Prudential Securities which Warburg acquired from Prudential, at Warburg's cost, plus interest.

     The Prudential Securities include: (a) $5,000,000 Principal Amount Amended and Restated Revolving Credit Note due November 1, 1999; (b) $6,500,000 Amended and Restated 9.90% Senior Note due November 1, 1998; (c) $3,500,000 Principal Amount Amended and Restated 9.90% Senior Note due November 1, 1998; (d) $10,900,834.33 Principal Amount Amended and Restated 10.65% Subordinated Payment-In-Kind Note due November 1, 2001; (e) $1,520,058.79 Principal Amount 11.65% Subordinated Payment-In-Kind Note, due November 1, 2001; (f) $723,517.03 Principal Amount 11.65% Subordinated Payment-In-Kind Note due November 1, 2001 (together, the "Notes"); (g) 130,233 Shares of Junior Convertible Preferred Stock; (h) Restated Stock Subscription Warrant No. 16 to Subscribe for 200,000 Shares of Common Stock; and (i) New Stock Subscription Warrant No. 17 to Subscribe for 150,000 Shares of Common Stock. The Sale Agreement provides that in the event that Warburg converts its Preferred Stock to Common Stock, Prudential will convert its Preferred Stock to Common Stock as well. A copy of the Sale Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     Prudential will continue to hold 397,549 shares of Common Stock and 19,767 shares of Junior Preferred Stock convertible to 352,447 shares of Common Stock. Prudential will no longer be a party to a stockholders' agreement among Prudential, Warburg, the Company and Joe F. Hanauer, a director and stockholder of the Company, which was entered into in January 1993. A copy of the amendment to the stockholders' agreement is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

     While the Option remains unexercised during the Option period, no interest or dividends will accrue or be due or payable on the Prudential Securities; however, the Company will pay to Warburg interest at an initial rate of 10% per annum, increasing to 12% per annum as of February 1, 1997, on Warburg's $23 million investment in the Prudential Securities. The Company will also reimburse Warburg for accrued interest paid to Prudential at the date of closing of Warburg's purchase of the Prudential Securities of approximately $318,000.
In consideration of receipt of the Option, the Company has agreed to extend the expiration date of warrants to purchase an aggregate of 1,012,358 shares of Common Stock of the Company, currently held by Warburg, from January 29, 1998 to
January 29, 2002.   A
copy of the Option agreement is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

     The Company is currently seeking permanent financing with which to exercise the Option, although there can be no assurances that financing can be obtained or the Option exercised. If the Option is exercised, the Company intends to cancel the Junior Convertible Preferred Stock and Notes.

     The Option agreement was approved by those members of Board of Directors of Grubb & Ellis Company having no special interest in the transaction.

     Prior to its acquisition of the Securities from Prudential, Warburg held a majority ownership interest in the Company, consisting of ownership of 4,277,433 shares of Common Stock, and 128,266 shares of Senior Preferred Stock, convertible into an aggregate of 4,828,548 shares of Common Stock, in addition to the warrants described above. Warburg's initial investment in the Company occurred in January 1993.

     Prudential had been the Company's primary creditor since a private placement of the Company's debt in the principal amount of $35 million in 1986. As a result of refinancings, the outstanding indebtedness to Prudential had been reduced to the amounts described above.

     A copy of the press release concerning certain of the transactions described herein is attached hereto as Exhibit 99.4 and is incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

  Exhibit
  Number
  -------

   99.1. Sale and Assignment Agreement between Warburg, Pincus Investors, L.P. and The Prudential Insurance Company of America dated October 21, 1996.

   99.2. Option Agreement between Warburg, Pincus Investors, L.P. and Grubb & Ellis Company dated October 21, 1996.

   99.3 Third Amendment to Stockholders' Agreement by and among Grubb & Ellis Company, Warburg, Pincus Investors, L.P., Joe F. Hanauer, and The Prudential Insurance Company of America, dated as of October 22, 1996.

   99.4   Press Release of Grubb & Ellis Company dated October 22, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GRUBB & ELLIS COMPANY
                                        ------------------------------
                                        (Registrant)



Date:  November 5, 1996                 By:  /s/ Robert J. Walner
                                             -------------------------
                                             Robert J. Walner
                                             Senior Vice President and
                                             General Counsel

                                  EXHIBIT INDEX


  Exhibit
  Number
  -------

   99.1. Sale and Assignment Agreement between Warburg, Pincus Investors, L.P. and The Prudential Insurance Company of America dated October 21, 1996.

   99.2. Option Agreement between Warburg, Pincus Investors, L.P. and Grubb & Ellis Company dated October 21, 1996.

   99.3 Third Amendment to Stockholders' Agreement by and among Grubb & Ellis Company, Warburg, Pincus Investors, L.P., Joe F. Hanauer, and The Prudential Insurance Company of America, dated as of October 22, 1996.

   99.4   Press Release of Grubb & Ellis Company dated October 22, 1996.